Vessels (Tables)	11 Months Ended
Nov. 29, 2021
OceanPal Inc. Predecessors [Member]
Summary of vessels, net

	Accumulated
	Vessel Cost	Depreciation	Net Book Value
Balance, December 31, 2019	$38,600,196	$(13,139,306)	$25,460,890
– Additions for improvements	1,474,965	—	1,474,965
– Vessel fair value adjustment	200,500	—	200,500
– Vessel transferred from held for sale	7,129,500	—	7,129,500
– Depreciation for the period	—	(2,016,556)	(2,016,556)
Balance, December 31, 2020	$47,405,161	$(15,155,862)	$32,249,299